EXHIBIT 10.56

Execution Version
D&W June 5, 2002

                        SETTLEMENT AGREEMENT AND RELEASE

      This Settlement Agreement and Release (the "Agreement"), dated as of June 1, 2002, is entered into by and among Osteotech, Inc., a Delaware Corporation with its principal offices at 51 James Way, Eatontown, NJ 07724 ("OTI"), and Osteotech Investment Corporation, a New Jersey Corporation with its principal offices at 51 James Way, Eatontown, NJ 07724 (collectively "Osteotech"), the Musculoskeletal Transplant Foundation, a not-for-profit District of Columbia corporation with its principal place of business at 125 May Street, Edison, NJ 08837 ("MTF"), and Synthes Spine Company, L.P., a Delaware limited partnership with its principal place of business at 1690 Russell Road, Paoli, PA 19301 ("Synthes") (collectively, the "Parties").

      WHEREAS, Osteotech, MTF and Synthes are parties to a certain action captioned Musculoskeletal Transplant Foundation and Synthes Spine Co. L.P. v. Osteotech, Inc and Osteotech Investment Corp; and Osteotech, Inc. and Osteotech Investment Corp. v. Musculoskeletal Transplant Foundation and Synthes Spine Co. L.P., Civ. No. 00-4869 (JWB), pending in the United States District Court for the District of New Jersey (the "Action"); and

      WHEREAS, the Parties desire to settle and resolve all disputes that led to the Action, and all claims, counterclaims, allegations and defenses asserted therein.

      NOW, THEREFORE, IN CONSIDERATION OF the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

      1. The Parties have contemporaneously executed a License Agreement of even date (the "License Agreement"), and OTI and MTF have entered into a processing agreement entitled "Second Amended and Restated Processing Agreement Between Osteotech, Inc. and


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Musculoskeletal Transplant Foundation and Biocon, Inc." (the "Processing
Agreement"). This Agreement shall take effect only upon the effectiveness of the License Agreement and the Processing Agreement. The effective date of this Agreement shall be the same as the effective dates of the License Agreement and the Processing Agreement.

      2. MTF and Synthes and their respective successors, assigns, affiliates, parents and subsidiaries covenant and agree not to challenge or cause to be challenged, directly or indirectly, the validity or enforceability of any claims of Osteotech's U.S. Patent No. 5,284,655 (the "'655 patent") and U.S. Patent No. 5,290,558 (the "'558 patent"), and/or the foreign counterparts of such patents in any domestic or foreign court or tribunal, including the United States Patent Office and any foreign patent offices in which the foreign counterparts of such patents have been filed and/or registered. As to the `655 and `558 patents, MTF and Synthes and their respective successors, assigns, affiliates, parents and subsidiaries waive any and all invalidity and unenforceability defenses in any future litigation, arbitration, dispute, or other proceeding. This waiver applies to any product made, used, sold, offered for sale, or imported by MTF and Synthes, or any of their respective assignees, successors, licensees, sublicensees, or for those who act for or in concert with any of them at any time during the life of either the `655 or `558 patents. MTF and Synthes and their respective successors, assigns, affiliates, parents and subsidiaries shall not counsel or assist others to take or in taking any action that MTF and Synthes and their respective successors, assigns, affiliates, parents and subsidiaries are not permitted to take under this paragraph of the Agreement.

      3. The Parties shall cause the Action to be resolved by directing their respective counsel to execute and file in the Action a stipulated dismissal with prejudice, with the parties to the Action bearing their own costs, in the form annexed hereto as Exhibit A.


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      4. Except as set forth in this paragraph, Osteotech hereby releases, acquits, discharges and covenants not to sue each of MTF and Synthes, and its successors, assigns, affiliates, parents, subsidiaries, officers, directors, shareholders, employees, agents, distributors, marketers, promoters, customers and attorneys from any and all claims, causes of action, rights, allegations, liabilities or damages whatsoever that Osteotech has asserted, could have asserted or sought leave to assert against MTF and Synthes in the Action. Any release provided by Osteotech to MTF and Synthes with respect to claims arising out of the alleged infringement of the `558 and/or `655 patents is based solely on and is limited to the rights granted by Osteotech to MTF and Synthes as defined and described in the License Agreement, and with regard to said infringement claims, such parties are released by this Agreement only to the extent their activities are permitted under and are within the scope of the License Agreement.

      5. MTF and Synthes hereby release, acquit, discharge and covenant not to sue Osteotech and its successors, assigns, affiliates, parents, subsidiaries, officers, directors, shareholders, employees, agents, distributors, marketers, promoters, customers and attorneys from any and all claims, causes of action, rights, allegations, liabilities or damages whatsoever that MTF and/or Synthes have asserted, could have asserted or sought leave to assert against Osteotech in the Action.

      6. Except as expressly stated herein, the releases granted above shall not be deemed to grant any license, covenant not to sue, or other rights, whether express or implied, in any patents or other intellectual property rights of any of the Parties. To the extent that any such rights are being granted by one party to another, they are granted in the License Agreement.

      7. Except as specifically provided in this Agreement or the License Agreement, the Parties expressly agree and understand that this Agreement does not extend to any other person


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or entity, and that it does not affect Osteotech's rights against any other person or entity that Osteotech may charge with infringement of its patents, including the `558 and `655 patents.

      8. The Parties declare and represent that: (a) no promise, representation, inducement or agreement not expressed in this Agreement has been made to any of them; (b) they are not relying on any promise, representation, inducement or agreement in entering into this Agreement except as expressly set forth in this Agreement; (c) this Agreement (including all attached exhibits) contains the entire agreement between the parties relating to its subject matter; (d) the parties have consulted with counsel of their own choosing prior to entering into this Agreement; and (e) the terms of this Agreement are contractual and not mere recitals.

      9. This Agreement shall be binding on and inure to the benefit of the successors or assigns of any of the Parties (including any assignee of the `655 or `558 patents). In all other respects, this Agreement shall not create third-party beneficiary rights in any nonparty hereto or be relied on by any nonparty hereto as an admission, waiver or in any other way for any purpose.

      10. The persons executing this Agreement on behalf of the Parties each represent and warrant that they have full and complete authority to do so, and to make and give the promises, releases, and covenants set forth in this Agreement.

      11. The terms of this Agreement shall be governed, construed and enforced in accordance with the laws of the State of New Jersey, without regard to contrary New Jersey conflict of laws provisions.

      12. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of such counterparts together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.


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      IN WITNESS HEREOF, the undersigned certify their assent to the terms of this Agreement.


OSTEOTECH, INC


By: /s/ Richard W. Bauer
   --------------------------------------
    Richard Bauer
    President and Chief Executive Officer



OSTEOTECH INVESTMENT CORPORATION


By: /s/ Richard W. Bauer
   --------------------------------------
    Name: Richard W. Bauer
    Title: President and CEO



MUSCULOSKELETAL TRANSPLANT FOUNDATION


By: /s/ Bruce Stroever
   --------------------------------------
    Bruce Stroever
    President and Chief Executive Officer



SYNTHES SPINE COMPANY, L.P.


By: /s/ Thomas B. Higgins
   --------------------------------------
    Name: Thomas B. Higgins
    Title: President


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                                                                       EXHIBIT A
                                                         to Settlement Agreement

Charles M. Lizza (CL 5036)
LeBOEUF, LAMB, GREENE & MacRAE L.L.P.
One Riverfront Plaza
Newark, New Jersey  07102
(973) 643-8000
Attorneys for Plaintiffs/Counterclaim Defendants
Musculoskeletal Transplant Foundation and
Synthes Spine Company, L.P.

Frederick A. Nicoll (FN 9351)
DORSEY & WHITNEY LLP
East 80 Route 4
Paramus, New Jersey  07652
(201) 291-8904
Attorneys for Defendants/Counterclaim Plaintiffs
Osteotech, Inc. and Osteotech Investment Corporation

                       IN THE UNITED STATES DISTRICT COURT
                         FOR THE DISTRICT OF NEW JERSEY

MUSCULOSKELETAL TRANSPLANT
FOUNDATION and SYNTHES                     )
SPINE COMPANY, L.P.,                       )
                                           )    Civ. No. 00-4869 (JWB)
                  Plaintiffs,              )
                                           )
                           v.              )
                                           )
OSTEOTECH, INC. and OSTEOTECH,             )
INVESTMENT CORPORATION,                    )
                                           )
                  Defendants.              )
-----------------------------------------------

OSTEOTECH, INC. and OSTEOTECH,
INVESTMENT CORPORATION,                    )    STIPULATION OF DISMISSAL
                                           )
                  Counterclaim-Plaintiffs, )
                                           )
                           v.              )
                                           )
MUSCULOSKELETAL TRANSPLANT                 )
FOUNDATION and SYNTHES                     )
SPINE COMPANY,  L.P.,                      )
                                           )
                  Counterclaim-Defendants. )


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      IT IS HEREBY STIPULATED by and between the parties hereto, through their undersigned attorneys, that the above-captioned actions be dismissed with prejudice, with all parties bearing their own costs.


LeBOEUF, LAMB, GREENE & MacRAE L.L.P.           DORSEY & WHITNEY LLP


By:___________________________________          By:_______________________
   Charles M. Lizza (CL 5036)                      Frederick A. Nicoll (FN-9351)
   One Riverfront Plaza                            East 80 Route 4
   Newark, New Jersey  07102                       Paramus, New Jersey 07652
   (973) 643-8000                                  (201) 291-8904

   Attorneys for Plaintiffs/Counterclaim-          Attorneys for
   Defendants Musculoskeletal Transplant           Defendants/Counterclaim-
   Foundation and Synthes Spine Company, L.P.      Plaintiffs Osteotech, Inc.
                                                   and Osteotech Investment
                                                   Corporation


Dated:_____________________ , 2002              Dated:___________________ , 2002


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